Exhibit 99.1

KPMG LLP

Suite 900

8350 Broad Street

McLean, VA 22102

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Prima Capital Advisors LLC (the “Company”) BofA Securities, Inc. (the “Structuring Agent”) (together, the “Specified Parties”):

Re: Prima Capital CRE Securitization 2021-X Ltd. – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Annex 10202021.xlsx” provided by the Company on October 20, 2021, containing information on 15 collateral interests and 193 related mortgaged properties as of October 15, 2021 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Prima Capital CRE Securitization 2021-X Ltd. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Loan Files” means the copies of source documents provided by the Company and listed in Attachment A. We make no representation regarding the validity or accuracy of these documents.

•	The term “Compared Attributes” means the list of fields in the Data File which were selected by the Company for us to perform comparison procedures for and are listed in Attachment A.

•	The term “Compared Attributes” means the list of fields in the Data File which were selected by the Company for us to perform comparison procedures for and are listed in Attachment A.

•	The term “Recomputed Attributes” means the list of fields in the Data File which were selected by the Company for us to perform recomputation procedures for and are listed in Attachment B.

KPMG LLP, a Delaware limited liability partnership and a member firm of the
KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “Calculation Methodology” means the formula listed in the Calculation Methodology field of the Attachment B containing the calculation methodology for the Recomputed Attributes provided by the Company.

•	The term “Provided Information” means the Loan Files and Calculation Methodology.

Prior to being provided the Data File, we received one or more earlier versions of the data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Specified Parties. The Data File represents the revised information reflecting resolution of differences communicated as determined appropriate by the Specified Parties. We performed the procedures on the Data File, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We compared the Compared Attributes in the Data File to the corresponding information set forth in the Loan Files. The Specified Parties indicated that the absence of any of the information in the Loan Files or the inability to agree the indicated information from the Data File to the Loan Files for each of the attributes identified constituted an exception. The document priority is the order provided by the Company, which is listed in the “Source Document(s)” column in Attachment A, with the highest priority document listed first.

B.	We recomputed the Recomputed Attributes in the Data File using (i) the corresponding information contained in the Data File, and (ii) the Calculation Methodology.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the collateral interests, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the collateral interests to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such collateral interests being securitized, (iii) the compliance of the originator of the collateral interests with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the collateral interests that would be material to the likelihood that the issuer of the notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Mclean, Virginia
October 25, 2021

Attachment A – Compared Attributes

Attribute	Loan File(s)
Asset #	Provided by the Company
Asset Name	Provided by the Company
Cusip	Bloomberg File
City	Underlying Offering Document, Appraisal
State	Underlying Offering Document, Appraisal
Number of Properties	Underlying Offering Document, Appraisal
Property Type	Underlying Offering Document, Appraisal
Units	Underlying Offering Document, Underwriting Information, Appraisal
Unit of Measure	Underlying Offering Document, Appraisal
Appraised Value	Underlying Offering Document, Appraisal
Appraisal Date	Underlying Offering Document, Appraisal
Collateral Type	Provided by the Company
Coupon Rate	Underlying Offering Document, Loan Agreement
Collateral Interest Cut-off Date Balance	Provided by the Company
Cut-off Date Balance (Debt Through Collateral Interest)	Provided by the Company
Cut-off Date Balance (Mortgage Loan Characteristics)	Provided by the Company
Cut-off Date Balance (Total Debt)	Provided by the Company
Amortization Type	Loan Agreement, Underlying Offering Document
Original Amort Term (Mos)	Loan Agreement, Underlying Offering Document
Stated Maturity Date	Loan Agreement, Underlying Offering Document
ARD	Loan Agreement, Underlying Offering Document
Fully Extended Maturity Date	Loan Agreement, Underlying Offering Document
NOI	Bloomberg File, Underlying Offering Document, Underwritten Information, Provided by the Company

A-1

Attribute	Loan File(s)
NOI Date	Bloomberg File, Underlying Offering Document, Underwritten Information, Provided by the Company
Moody's	Bloomberg File
S&P	Bloomberg File
Fitch	Bloomberg File
KBRA	Bloomberg File
DBRS Morningstar	Bloomberg File

A-2

Attachment B – Recomputed Attributes

Attribute	Calculation Methodology
Collateral Interest Maturity Balance	Recomputed as: if Amortization Type is "Interest Only", then the Collateral Interest Maturity Balance will equal the Collateral Interest Cut-off Date Balance; if Amortization Type is "Fully Amortizing", then the Collateral Interest Maturity Balance is equal to zero.
Maturity Date Balance (Debt Through Collateral Interest)

Recomputed as: if Amortization Type is "Interest Only", then the Maturity Date Balance (Debt Through Collateral Interest) will equal the Cut-off Date Balance (Debt Through Collateral Interest); if Amortization Type is "Fully Amortizing", then the Maturity Date Balance (Debt Through

Collateral Interest) is equal to zero.

Cut-off Date LTV (%) (Debt Through Collateral Interest)	Recomputed as: (i) Cut-off Date Balance (Debt Through Collateral Interest) divided by (ii) Appraised Value
Maturity Date LTV (%) (Debt Through Collateral Interest)	Recomputed as: (i) Maturity Date Balance (Debt Through Collateral Interest) divided by (ii) Appraised Value
NOI Debt Yield (Debt Through Collateral Interest)	Recomputed as: (i) NOI divided by (ii) Cut-off Date Balance (Debt Through Collateral Interest)
Loan Per Unit (Debt Through Collateral Interest)	Recomputed as: (i) Cut-off Date Balance (Debt Through Collateral Interest) divided by (ii) Units
Maturity Date Balance (Mortgage Loan Characteristics)

Recomputed as: if Amortization Type is "Interest Only", then the Maturity Date Balance (Mortgage Loan Characteristics) will equal the Cut-off Date Balance (Mortgage Loan Characteristics); if Amortization Type is "Fully

Amortizing", then the Maturity Date Balance (Mortgage Loan Characteristics) is equal to zero.

Cut-off Date LTV (%) (Mortgage Loan Characteristics)	Recomputed as: (i) Cut-off Date Balance (Mortgage Loan Characteristics) divided by (ii) Appraised Value
Maturity Date LTV (%) (Mortgage Loan Characteristics)	Recomputed as: (i) Maturity Date Balance (Mortgage Loan Characteristics) divided by (ii) Appraised Value
Loan per Unit (Mortgage Loan Characteristics)	Recomputed as: (i) Cut-off Date Balance (Mortgage Loan Characteristics) divided by (ii) Units
Maturity Date Balance (Total Debt)	Recomputed as: if Amortization Type is "Interest Only", then the Maturity Date Balance (Total Debt) will equal the Cut-off Date Balance (Total Debt); if Amortization Type is "Fully Amortizing", then the Maturity Date Balance (Total Debt) is equal to zero
Cut-off Date LTV (%) (Total Debt)	Recomputed as: (i) Cut-off Date Balance (Total Debt) divided by (ii) Appraised Value

B-1

Attribute	Calculation Methodology
Maturity Date LTV (%) (Total Debt)	Recomputed as: (i) Maturity Date Balance (Total Debt) divided by (ii) Appraised Value
Loan Per Unit (Total Debt)	Recomputed as: (i) Cut-off Date Balance (Total Debt) divided by (ii) Units

B-2